SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                February 28, 2008

                              GULF RESOURCES, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                        000-20936                     13-3637458
   --------                        ---------                     ----------
   State of                        Commission                    IRS Employer
   Incorporation                   File Number                   I.D. Number

        CHEMING INDUSTRIAL PARK, UNIT - HAOYUAN CHEMICAL COMPANY LIMITED,
                     SHOUGUANG CITY, SHANDONG, CHINA 262714
        -----------------------------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (646)-200-6316

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

      The following information is furnished under Item 7.01 - Regulation FD
Disclosure:

      On February 28, 2008, Gulf Resources, Inc. issued a press release providing an overview of its operations during 2007. A copy of such press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1        o     Press Release dated February 28, 2008: Gulf Resources Provides
                  2007 Overview

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 28, 2008

                                                 GULF RESOURCES, INC.


                                                 By: /s/ Min Li
                                                     ---------------------------
                                                         Min Li
                                                         Chief Financial Officer

                                  Exhibit Index

99.1  Press Release dated February 28, 2008: Gulf Resources Provides 2007
      Overview


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